LITHIUM RESOURCE DEFINED AND AVAILABLE JULY 13, 2021

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements about the company’s strategic priorities, including its ability to build sustainable culture, ability to deliver on commitments and its strategic assessment; ability to earn its social license to operate; and the anticipated development of the lithium resource at the company’s Ogden, Utah, site, including the indicated lithium resource within the ambient brine of the Great Salt Lake, ability to support U.S. standing on a global scale, address growing demand, ability to unlock new value stream with incremental investment and value of lithium in existing production, impact to current operations, commercial opportunities and ability to maximize resource value and optimize asset positions. Forward-looking statements are those that predict or describe future events or trends and that do not relate solely to historical matters. We use words such as “may,” “would,” “could,” “should,” “will,” “likely,” “expect,” “anticipate,” “believe,” “intend,” “plan,” “forecast,” “outlook,” “project,” “estimate,” “target,” and similar expressions suggesting future outcomes or events to identify forward-looking statements or forward-looking information. These statements are based on the company’s current expectations and involve risks and uncertainties that could cause the company’s actual results to differ materially. The differences could be caused by a number of factors, including without limitation: (i) the company’s ability to convert all or any part of the lithium mineral resource identified by the initial assessment into an economically extractable mineral reserve, including the availability and cost of capital for related capital expenditures and the development of applicable process technologies; (ii) the overall environmental impact of the proposed extraction of the lithium mineral resource, as well as the company’s ability to receive or maintain required operating and environmental permits, approvals, modifications or other authorizations of, or from, governmental or regulatory authorities and costs related to implementing improvements to ensure compliance with regulatory requirements; (iii) the results of the company’s proposed strategic resource assessment regarding the lithium mineral resource; (iv) the company’s ultimate production capacity with respect to lithium carbonate equivalent (“LCE”); (v) potential weaknesses and uncertainties in global economic conditions, including adverse changes in the overall market for lithium and related products; (vi) the risk that the company may not realize the expected financial or other benefits from the proposed development of the lithium mineral resource; (vii) impacts of the COVID-19 pandemic; (viii) weather conditions; (ix) pressure on prices and impact from competitive products; (x) foreign exchange rates and the cost and availability of transportation for the distribution of the company’s products; (xi) any inability by the company to successfully implement its strategic priorities or its cost-saving or enterprise optimization initiatives; and (vii) the timing and the outcome of the sale process for the company’s South America chemicals business. For further information on these and other risks and uncertainties that may affect the company’s business, see the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the company’s Annual Report on Form 10-K for the year ended December 31, 2020 and the company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 filed with the SEC, as well as the company’s other reports filed from time to time with the SEC. The company undertakes no obligation to update any forward-looking statements made in this presentation to reflect future events or developments, except as required by law. Because it is not possible to predict or identify all such factors, this list cannot be considered a complete set of all potential risks or uncertainties. The company has completed an initial assessment to define the lithium resource at Compass Minerals’ existing operations in accordance with applicable SEC regulations, including Subpart 1300. Pursuant to Subpart 1300, mineral resources are not mineral reserves and do not have demonstrated economic viability. The company’s mineral resource estimates, including estimates of the LCE mineral resource, are based on many factors, including assumptions regarding extraction rates and duration of mining operations, and the quality of in-place resources. For example, the process technology for commercial extraction of lithium from brines with low lithium and high impurity (primarily magnesium) is still developing. Accordingly, there is no certainty that all or any part of the LCE mineral resource identified by the initial assessment will be converted into an economically extractable mineral reserve. 2 FORWARD-LOOKING STATEMENTS

AN ESSENTIAL MINERALS COMPANY[1]

Compass Minerals

Compass Minerals is a leading provider of essential minerals focused on safely delivering where and when it matters to help solve nature's challenges for customers and communities.

Every day, Compass Minerals produces what's essential through the responsible transformation of Earth's natural resources to deliver products that help keep people safe, feed the world and enrich lives.

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PACKAGING AND PRODUCTION FACILITIES

~2,000
EMPLOYEES

FY 2020

~$1B
TOTAL REVENUE

~$100M
OPERATING EARNINGS

~$225M
ADJUSTED EBITDA[2]

SALT

We are a leading salt producer in North America and the U.K., supplying products used in highway deicing, water care, animal nutrition, food production and chemical, consumer and industrial processes.

PLANT NUTRITION

We are the largest producer in the Western Hemisphere of sulfate of potash (SOP), a premium, low-chloride potassium fertilizer.

2020 GROSS SALES BY MARKET


22%
78%
Salt
Plant Nutrition

[1] Reflects continuing operations of the company
[2] Non-GAAP measure; includes pro forma estimates. See appendix for reconciliation

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ADVANTAGED ASSETS Goderich mine: world’s largest underground salt mine Winsford mine: U.K.’s largest dedicated rock salt mine Great Salt Lake solar evaporation facility: in operation for 50+ years near Ogden, is the largest production site of SOP in Western Hemisphere CORE STRENGTHS FINANCIAL STABILITY Strong cash flow from operations No near-term debt maturities OPERATIONAL APTITUDE Management team has decades of experience optimizing mining and manufacturing operations Logistics advantage and vast salt depot network ATTRACTIVE MARKETS Leading supplier of salt products in North America and the U.K. Protassium+® (SOP product) is market leader for high-value crops in North America Aligns with our core business attributes 4

BUILD SUSTAINABLE CULTURE Drive Zero Harm imperative for our people and environment Increase employee engagement and build execution muscle DELIVER ON COMMITMENTS Meet and then exceed customer and shareholder expectations Continue operational improvements at mines and plants Goderich mine production milestones and enhanced labor relations achieved Enterprise-wide optimization commitment STRATEGIC ASSESSMENT Evaluation of core strengths and opportunities to leverage advantaged assets Completed sale of South America plant nutrition business; sale process for South America chemicals business ongoing Completed North America micronutrient sale Lithium value proposition Enhance balance sheet flexibility These priorities support Compass Minerals’ Core Purpose to help keep people safe, feed the world and enrich lives, every day ENTERPRISE-WIDE STRATEGIC PRIORITIES 5

FOCUS ON SUSTAINABILITY AND SAFETY ENERGY INTENSITY DOWN 15% OF U.S. WORKFORCE IS DIVERSE: BLACK, ASIAN, HISPANIC, NATIVE AMERICAN, HAWAIIAN AND/OR TWO OR MORE RACES 20% SCOPE 1+2 GHG EMISSIONS INTENSITY DOWN 12% FRESH WATER INTENSITY USE DOWN 18% 6 Management of ESG impacts and improvements occur through multiple, integrated approaches. Our Core Values, Corporate Sustainability Principles, and Code of Ethics and Business Conduct provide a foundation that emphasizes shared responsibility for sustainability and our commitments to safety, growth, transparency and stewardship. Total Case Incident Rate* (12-Month Rolling) 1.39 *Number of injuries per 200,000 exposure hours 0.00 1.00 2.00 3.00 4.00 1Q17 1Q18 1Q19 1Q20 1Q21 HIGHLIGHTS FROM OUR 2019 ESG REPORT1 1 Environmental metrics represent year-over-year improvement from 2018 to 2019 Compass Minerals works to continually earn our social license to operate.

EVOLUTION OF OGDEN FACILITY 1960s 1962 – Lithium Corporation of America leased 55,000 acres of Great Salt Lake lakebed to prospect lithium for the Pentagon’s nuclear program 1970s 1970 – First ton of SOP produced 1990s 1993 – Compass Minerals acquired Ogden facility 1994 – First ponds constructed on west side of Great Salt Lake where salt accumulates to this day 1998 – First ton of magnesium chloride produced 2010s Salt accumulations in some ponds range from 5’ to 13’ thick and hold Interstitial Brine (IB) 2018 – Initiated comprehensive exploration and sampling campaign to define the lithium resource Present 2021 – Lithium resource defined, comprised of IB and Great Salt Lake resources Our facility is the largest solar production site of SOP in the Western Hemisphere 7

THE CASE FOR DEVELOPMENT OF THIS ESSENTIAL MINERAL WHY LITHIUM AND WHY NOW?

GLOBAL LITHIUM PRODUCTION AND RESOURCES1 1 USGS 2021; third party reports 9 When developed, our resource would materially support U.S. standing on a global scale (in metric tons Li)

CRITICAL MINERALS DEVELOPMENT Our resource would address the growing North American demand for battery-grade lithium THE POWERFUL POTENTIAL OF LITHIUM 10 “Advanced, lithium-based batteries play an integral role in 21st-century technologies such as electric vehicles, stationary grid storage, and defense applications that will be critical to securing America's clean energy future.” - Jennifer Granholm, Secretary of Energy, June 14, 2021 “More and more of our platforms, vehicles, and future capabilities rely on lithium-ion batteries. While the lithium-ion battery industry and its supply chain are experiencing tremendous growth, the United States is lagging competitors, including Beijing, in attracting investment.” - Kathleen Hicks, Deputy Secretary of Defense, May 24,2021 END-USER DEMAND “Alliance for Automotive Innovation (AAI), a organization representing 99% of the cars and trucks sold in the US, announced its members will invest US$250 billion in vehicle electrification by 2023.” - Robert Walton, Industry Drive, February 10, 2021 “The North American Lithium Ion Battery market accounts for 23.9% of global market value in 2020 and is forecast to reach US$21.2 billion in 2026, registering a growth rate (CAGR) of 13.82% between 2020 and 2026.” - Research and Markets, April 6, 2021

11 “Having dropped sharply from the peak in 2018, lithium prices have stabilized during the pandemic and are up ~50% in the past six months”2 . LITHIUM MARKET FUNDAMENTALS 0 300 600 900 1200 2020 2021 2022 2023 2024 2025 Demand Supply “Forecast lithium demand to triple by 2025 to ~1mt (LCE); 27% CAGR from 2020-2025”1 1 Deutsche Bank report May 2021; 2 Bank of America April 2021 k t L C E $ U S D

12 49.1 45.7 25.2 20.3 10.5 Livent Ganfeng Albermarle SQM Compass Minerals 2021 EV/EBITDA2 Average = ~35x 1 FactSet performance as of 6/12/21; Major Lithium Producers index consists of Albemarle, Gangfeng, Livent, SQM; Junior Miners index consists of Orocobre, Galaxy Resources, Lithium Americas, Mineral Resources, Piedmont Lithium, and Advanced Metallurgical Group 2 FactSet consensus estimates; Non-GAAP measure, see appendix for details RECENT PRICE PERFORMANCE1 LITHIUM COMPANY VALUATIONS 0 100 200 300 400 P e rc e n t In c re a s e Junior Miners +318% S&P 500 +53% Major Producers +217%

OUR RESOURCE ASSET ADVANTAGE AND OPPORTUNITY

DEFINED LITHIUM RESOURCE

Compass Minerals

~2.4M
(metric tons LCE)
Total Lithium Resource[1]

~127K
(metric tons LCE)
Interstitial Brine Resource[1]

~20-25K
(metric tons LCE)
Annual Target Production

~55K
(acres)
Existing Evaporation Ponds

~160K
(acres)
Leases on Great Salt Lake

- Assessing development and product optionality
- Minimal environmental impact anticipated
- Independent evaluation underway designed to maximize market potential and shareholder value

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[1] Technical Report Summary: Initial Assessment, Lithium Mineral Resource Estimate, Compass Minerals Ogden, Inc. GSL / Ogden Site; Report Date: July 13, 2021 estimate

ESTABLISHED ASSET POSITION Dove Creek East Ponds Ogden Site West Ponds (Representative Cross-Section) Current CMP Ponds Current CMP Property Current CMP Leases1 Current CMP Right of Way Union Pacific Railroad 160,000 acres on the Great Salt Lake Strategic access to highly concentrated brine in North Arm Existing ponds, pumps and transportation infrastructure North Arm Great Salt Lake Compass Minerals (CMP) 15 1 Inclusive of areas subject to a Record of Decision to enter into a lakebed lease

STRATEGIC ADVANTAGES

Compass Minerals

CURRENT OPERATING FACILITY

Geography

- Based near Ogden, Utah on the Great Salt Lake
- Utah ranked sixth-most attractive mineral extraction jurisdiction globally[1]

Infrastructure

- Significant rail and highway infrastructure
- Access to readily available power, natural gas and water

Social License to Operate

- Well-established local and federal regulatory and environmental relationships
- Active stakeholder and community engagement

Growth

- New value stream could be unlocked with incremental investment



Great Salt Lake
OGDEN
UTAH
Sever River
Colorado River
San Juan River
GIGAFACTORY[2]
PORT FACILITY

[1] Fraser Institute Annual Survey of Mining Companies 2020

[2] Operational or to be completed gigafactories by 2023, CiC energiGUNE, 04/28/2021

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Solar Evaporation Crystallization F u tu re S ta te C u rr e n t P ro c e s s Solar Evaporation CrystallizationDLE Process Direct Lithium Extraction (DLE) technology has the potential to unlock the latent value of lithium in our existing brines used for SOP and magnesium chloride production while maintaining our low environmental footprint Minimal impact expected to our current operations with lithium as a naturally accumulated co-product ENHANCED TECHNOLOGY LITHIUM CHLORIDE FROM BRINE LITHIUM CARBONATE LITHIUM HYDROXIDE LITHIUM CHLORIDE FROM BRINE LITHIUM YDROXIDE 17 Life-cycle assessment (LCA) of development scenarios underway to evaluate our environmental footprint

Direct Lithium Extraction (DLE) technology has the potential to unlock the latent value of lithium in our existing brines used for SOP and Magnesium Chloride production while allowing us to maintain our already-low environmental footprint COMMERCIAL OPPORTUNITIES LITHIUM CHLORIDE FROM BRINE CONCENTRATED LITHIUM CHLORIDE LITHIUM CARBONATE LITHIUM HYDROXIDE LITHIUM METAL Completed two DLE pilot projects successfully Third-party testing underway for conversion to battery-grade hydroxide LITHIUM CHLORIDE FROM BRINE LITHIUM HYDROXIDE A sustainable brine-based material utilizing DLE technology provides end-product flexibility 18 FINAL PRODUCT EXAMPLES EV APPLICATION EXAMPLES LOW-RANGE VEHICLES MID to HIGH-RANGE VEHICLES NEXT GENERATION VECHILES

19 EXPECT TO OPTIMIZE POSITION AS A DOMESTIC AND SUSTAINABLE ASSET ASSESSING OPTIONS TO MAXIMIZE RESOURCE VALUE MAXIMIZE RESOURCE VALUE Project Development/Ownership Compass Minerals Ownership Third-Party Development Partnership Customer Focus Electric Vehicle Manufacturers Battery Manufacturers Cathode Manufacturers End-Product Flexibility Chloride Carbonate Hydroxide Capital Requirements Phased Production Full-Scale Production Reassessment of Capital Allocation Sales Contract Terms 100% Long-Term 100% Spot Market Hybrid Technology Selection Ion Exchange Ion Sorption

APPENDIX

21 RECONCILIATION OF NON-GAAP INFORMATION Note on Non-GAAP Financial Measures This document includes certain non-GAAP financial measures. These measures should be viewed in addition to, and not in lieu of, the company’s operating performance and financial measures as calculated in accordance with GAAP. Certain of these non-GAAP measures, such as estimated 2021 EBITDA are forward-looking. Historically, the company has excluded the impact of certain items impacting comparability from the non-GAAP financial measures it presents. Reconciliations of these forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures are not provided because the company is unable to provide such reconciliations without unreasonable effort, due to the uncertainty and inherent difficulty of predicting the occurrence and the financial impact of such items impacting comparability and the periods in which such items may be recognized. For the same reasons, the company is unable to address the probable significance of the unavailable information. RECONCILIATION OF NON-G AP INFORMATION

22 RECONCILIATION OF NON-GAAP INFORMATIONRECONCILIATION OF NON-G AP INFORMATION1 Reconciliation for EBITDA and Adjusted EBITDA (unaudited) (in millions) Twelve months ended December 30, 2020 Net earnings $ 44.5 Interest expense 56.4 Income tax expense 2.6 Depreciation, depletion and amortization 117.8 EBITDA $ 221.3 Adjustments to EBITDA Stock-based compensation – non cash 9.0 Gain on foreign exchange (4.6) Other, net 0.3 Adjusted EBITDA $ 226.0 1 Reflects pro forma estimates of the company’s continuing operations